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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                     FORM 8K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                                MINDFULEYE, INC.
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                            (Formerly, RABATCO, INC.)
              (Exact name of small business issuer in its charter)


         Nevada                                        87-0616344
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(State or other jurisdiction of              (I.R.S. Employer
incorporation or organization)               Identification No.)

Suite 300 - 355 Burrard St.
Vancouver, British Columbia, Canada          V6C 2G6
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(Address of principal executive offices)     (Zip Code)



                           Issuer's telephone number:
                                 (604) 638 6800





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ITEM  5.     OTHER  EVENTS

On September 17, 2001 the Company formalized a restructuring of its operations and management team streamlining its staffing requirements to focus on core customer projects.

Effective August 10, 2001, Ms. Amanda Kerr resigned her position from the Board of Directors of MindfulEye, Inc. and subsidiary MindfulEye.com Systems, Inc. Mr. Todd Cusolle was appointed to replace Ms. Kerr as Corporate Secretary.

On September 10, 2001, Mr. Scott Kerr was appointed to the Board of Directors of MindfulEye, Inc. and subsidiary MindfulEye.com Systems, Inc. to replace Ms. Kerr.

Effective October 3, 2001, the Company's securities will not be eligible for quotation on the OTC Bulletin Board. The Company's financial statements for the quarter ended June 30, 2001 are currently under review by our auditors. Such review is expected to be complete this month. On completion of the auditor's review and on filing certain other materials with the SEC, our securities may again become eligible for quotation on the OTC Bulletin Board.

The Company is in the process of renegotiating the terms of our debt obligation to our secured creditor while seeking additional financing to meet such obligation and to fund operations. The Company believes that we have the ability to deliver current customer projects. However, our ability to operate as a going concern is dependent on our ability to successfully obtain additional financing or to recognize significant revenue from sales of our products and services. We cannot assure you that any additional financing will be available or, if available, that it would be available on terms acceptable to us. Furthermore, any issuance of additional securities may result in dilution to the then existing shareholders. If adequate funds are not available, we may not be able to accomplish any or all of our initiatives and could be forced to consider steps that would protect our assets against our creditors.

Statements in this Form 8-K that are not historical facts are forward-looking statements under applicable securities laws and involve certain risks, uncertainties and assumptions. These include, but are not limited to, the risk that the Company will not be able to successfully obtain additional financing or to recognize significant revenue from sales of our products and services. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated October 5, 2001        /s/ Todd Cusolle
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                             Todd Cusolle, Secretary